UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2007

TRIBEWORKS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-28675	94-337095
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2001 152nd AVENUE NE, REDMOND WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 458-2360

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2007, Atlas Technology Group (US), Inc., a Delaware corporation (“Atlas US”), and a wholly owned subsidiary of Tribeworks, Inc., a Delaware corporation (the “Registrant”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with West Coast Opportunity Fund, LLC, a Delaware limited liability company (“WCOF”). Pursuant to the the terms of the Securities Purchase Agreement, Atlas US agreed to issue and sell to WCOF two senior secured non-convertible promissory notes in the initial amount of $2,500,000 (the “Initial Note”) which was issued on June 15, 2007 and a second promissory note in the amount of $2,500,000 (the “Second Note” and together with the Initial Note, the “Promissory Notes”), which will be issued on July 10, 2007 (the “Second Closing”), subject to the satisfaction or waiver of the closing conditions set forth in the Securities Purchase Agreement.

Interest on the Promissory Notes will be calculated at an annual rate of 5% and is due and payable bi-annually. The Promissory Notes must be paid in full by November 30, 2008.

In connection with the issuance of the Initial Note, pursuant to the Securities Purchase Agreement, the Registrant issued a warrant to purchase 3,250,000 shares of common stock of the Registrant (the “ Initial Warrant”). Upon the issuance of the Second Note, the Registrant will issue WCOF an additional Warrant (the “Second Warrant” and together with the Initial Warrant, the “Warrants”) for the purchase of 3,250,000 shares of common stock of the Registrant. The Warrants are exercisable for a period of five years at a price of $2.60 per share. The Registrant is also permitted to force the exercise of the Warrants if the Common Stock of the Registrant closes at a price above $10.00 per share for 20 out of 30 days, certain trading volume requirements are satisfied and the resale of the common stock underlying the Warrants have been registered with the U.S. Securities and Exchange Commission (the “SEC”) and such registration statement has been declared effective.

In connection with the issuance of the Promissory Notes, the Registrant and all of its subsidiaries other than Atlas US signed a Guaranty Agreement (the “Guaranty”) that provides WCOF with a guarantee to repay the Promissory Notes on behalf of Atlas US if Atlas US fails to repay the Promissory Notes. In addition to the Guaranty, the Registrant and all of its subsidiaries provided WCOF a first lien security interest in all of each entities’ assets pursuant to the terms of a Pledge and Security Agreement (the “Security Agreement”).

Of the $2,500,000 paid by WCOF for the Initial Note on June 15, 2007 (the “Closing Date”), Atlas US received $1,000,000 less certain fees and expenses and $1,500,000 was placed into escrow pursuant to the terms of an escrow agreement (the “Escrow Agreement”) between Atlas US, WCOF and Wells Fargo Bank, N.A. Pursuant to the terms of the Escrow Agreement, the amount of $1,500,000 will not be released from escrow, unless Atlas US, the Registrant or any of its subsidiaries enters into contracts with certain entities, totaling $1,000,000 in annual, non-contingent future revenues prior to 5:00 p.m. on December 31, 2007.

In addition, upon the Second Closing, the entire proceeds of the Second Note will be placed into the escrow account and will not be released from escrow, unless Atlas (US), the Registrant or any of its subsidiaries enters into contracts with certain entities, totaling $5,000,000 in non-contingent future revenues prior to 5:00 p.m. on December 31, 2007.

In the event that Atlas (US), the Registrant or any of its subsidiaries has not entered into the contracts described above, the amounts in the escrow account will be returned to WCOF and will be applied to the repayment of the Promissory Notes.

Subject to certain grace periods, the Promissory Notes provide the following events of default (among others):

•
Failure of Atlas US to enter into contracts with certain entities, totaling $1,000,000 in annual, non-contingent future revenues to any of Atlas (US), the Registrant or any of its subsidiaries prior to 5:00 p.m. Redmond, Washington time on December 31, 2007;

•	Failure of Atlas US to pay principal and interest when due;

•	Any form of bankruptcy or insolvency proceeding is instituted by or against Atlas US, the Registrant or any of its subsidiaries;

•	A breach by the Registrant or Atlas US of any material representation or warranty made in the Securities Purchase Agreement;

•	An uncured breach by the Registrant or Atlas US of any material covenant, term or condition in the Securities Purchase Agreement or the Promissory Notes; and

•	Any event of default set forth in the Security Agreement.

Subject to certain grace periods, the Security Agreement provide the following events of default (among others):

•	Any event of default set forth in the Promissory Notes;

•	A breach by the Atlas US, the Registrant or any of its subsidiaries of any material representation or warranty made in the Security Agreement;

•	Failure of Atlas US, the Registrant or any of its subsidiaries to observe or perform any of its obligations under the Security Agreement.

Upon the occurrence of an event of default, the payment of the principal amounts under Promissory Notes may be accelerated and the interest rate applicable to the principal amounts is increased to 7.5% per annum during the period the default exists.

As further consideration for the making of the Initial Note, the Registrant issued and sold 3,250,000 shares of common stock of the Registrant, par value $0.0004 per share (the “Common Stock”) to WCOF, for a purchase price of $1,000 pursuant to the terms of the Securities Purchase Agreement. Upon the issuance of the Second Note, the Registrant will issue and sell an additional 3,250,000 shares of Common Stock to WCOF for a purchase price of $1,000.

The Registrant also entered into a registration rights agreement with WCOF (the “Registration Rights Agreement”) requiring the Registrant to register the resale of the shares of Common Stock and the resale of the shares underlying the Warrants (the “Registrable Securities”) issued to WCOF under the Securities Act of 1933, as amended (the “Securities Act”).  Pursuant to the terms of the Registration Rights Agreement, the Registrant must file a registration statement to register the Registrable Securities with the SEC within ninety (90) days of June 15, 2007.  In addition, the registration statement must be declared effective by the U.S. Securities and Exchange Commission no later than one hundred-fifty (150) days after June 15, 2007. In the event that the registration statement is not filed within ninety (90) days of June 15, 2007 or the effectiveness of the registration statement is not maintained, the Registrant is obligated to pay to WCOF certain delay payments described in the registration rights agreement.

Members of the Registrant’s management team and certain of its stockholders executed a lock-up agreement with WCOF that prohibits them from selling any of their holdings of Common Stock until ninety (90) days following the repayment of the Promissory Notes.

The Registrant paid its placement agent, Equity Source Partners, LLC (“Equity Source”), cash commissions of approximately $80,000 on the Closing Date and issued warrants to purchase 260,000 shares of Common Stock on equal terms to the Warrants. The Registrant also agreed to reimburse counsel to WCOF $15,000. Equity Source will receive further commissions equal to 8% of any funds released from escrow. The Registrant also has agreed to reimburse Equity Source for its reasonable expenses.

The foregoing description of the Securities Purchase Agreement, the Promissory Note, the Security Agreement, the Guaranty, the Escrow Agreement, the Registration Rights Agreement, the Warrants and the Lock-Up Agreement are qualified in their entirety by reference to the Securities Purchase Agreement, the Promissory Note, the Security Agreement, the Guaranty, the Escrow Agreement, the Registration Rights Agreement, the Warrants and the Lock-up Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 respectively, and such Exhibits are incorporated herein by reference. On June 19, 2007, the Registrant issued a press release announcing the transaction contemplated by the transaction with WCOF and related matters, a copy of which is attached hereto as Exhibit 99.1.

Section 2—Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2007, pursuant to the terms of the Initial Note, Atlas US became obligated on a material direct financial obligation. The information in Item 1.01 is incorporated herein by reference.

Section 3—Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the terms of the Securities Purchase Agreement and Initial Note, a total of 3,250,000 shares of Common Stock and the Warrant to purchase 3,250,000 shares of Common Stock were issued to WCOF on June 15, 2007, as described above in Section 1.01, which is incorporated herein by reference. As further described above, pursuant to the terms of the Securities Purchase Agreement, on July 10, 2007, the Registrant will issue and WCOF will purchase an additional 3,250,000 shares of Common Stock in exchange for a purchase price of $1,000 and the Registrant will issue an additional promissory note in the amount of $2,500,000 and 3,250,000 Warrants in exchange for $2,500,000, subject to the satisfaction or waiver of the closing conditions set forth in the Securities Purchase Agreement.

The resale of the Common Stock and shares underlying the Warrants will be registered pursuant to the terms of the Registration Rights Agreement between the Registrant and WCOF.

The Registrant paid its placement agent, Equity Source, cash commissions of approximately $80,000 on the Closing Date and issued warrants to purchase 260,000 shares of Common Stock on equal terms to the Warrants.  Equity Source will receive further commissions equal to 8% of any funds released from escrow. The Registrant also has agreed to reimburse Equity Source for its reasonable expenses. The Registrant also agreed to reimburse counsel to WCOF $15,000.

The issuance and sale of the Promissory Notes by Atlas US, and the issuance and sale of the Common Stock and Warrants by the Registrant (collectively, the “Securities”) were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D promulgated under the Securities Act. The Securities were issued directly by Atlas US and the Registrant, as applicable and did not involve a public offering or general solicitation. WCOF is an “Accredited Investor” as defined in Rule 501 of Regulation D.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated June 15, 2007, by and among Tribeworks, Inc., all of its subsidiaries and West Coast Opportunity Fund, LLC

10.2	Promissory Note, dated June 15, 2007 between Atlas Technology Group (US), Inc. and West Coast Opportunity Fund

10.3	Pledge and Security Agreement, dated June 15, 2007, between Tribeworks, Inc., all of its subsidiaries and West Coast Opportunity Fund, LLC

10.4	Guaranty, dated June 15, 2007, between Tribeworks, Inc. and all of its subsidiaries other than Atlas Technology Group (US), Inc. and West Coast Opportunity Fund, LLC

10.5	Escrow Agreement, dated June 15, 2007 by and among Tribeworks, Inc., Atlas Technology Group (US), Inc. and West Coast Opportunity Fund, LLC

10.6	Registration Rights Agreement, dated June 15, 2007, between Tribeworks, Inc. and West Coast Opportunity Fund, LLC

10.7	Form of Warrant issued by Tribeworks, Inc. to West Coast Opportunity Fund, LLC

10.8	Form of Lock-up Agreement, dated June 15, 2007, between West Coast Opportunity Fund, LLC and certain stockholders of Tribeworks, Inc.

99.1	Press Release dated June 19, 2007, announcing the Securities Purchase Agreement and Promissory Note between Tribeworks, Inc. and West Coast Opportunity Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBEWORKS, INC.

Date: June 19, 2007	By:	/s/ Peter B. Jacobson
Name: Peter B. Jacobson
Title: Chief Executive Officer